Exhibit 99.1

SouthState Corporation Reports Second Quarter 2024 Results Declares an Increase in the Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – July 24, 2024 – SouthState Corporation (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and six-month periods ended June 30, 2024.

“Both revenue and net interest margin inflected during the second quarter as loans repriced faster than deposits. Loans grew at a 7% annualized pace and earnings per share increased 15% over the first quarter", commented John C. Corbett, SouthState’s Chief Executive Officer. "On May 20th, we announced the acquisition of Texas-based Independent Bank Group. During June, we traveled in town hall meetings with the Independent team and are increasingly excited about partnering with David Brooks and his relationship bankers in the best growth markets in the country."

Highlights of the second quarter of 2024 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.73; Adjusted Diluted EPS (Non-GAAP) of $1.79
●	Net Income of $132.4 million; Adjusted Net Income (Non-GAAP) of $137.3 million
●	Return on Average Common Equity of 9.6%; Return on Average Tangible Common Equity (Non-GAAP) of 15.5% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 16.1%*
●	Return on Average Assets (“ROAA”) of 1.17% and Adjusted ROAA (Non-GAAP) of 1.22%*
●	Pre-Provision Net Revenue (“PPNR”) per Weighted Average Diluted Share (Non-GAAP) of $2.39
●	Book Value per Share of $74.16; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $47.90

Performance

●	Net Interest Income of $350 million; Core Net Interest Income (excluding loan accretion) (Non-GAAP) of $346 million
●	Net Interest Margin (“NIM”), non-tax equivalent of 3.43% and tax equivalent (Non-GAAP) of 3.44%
●	Net charge-offs of $4.2 million, or 0.05% annualized; $3.9 million Provision for Credit Losses (“PCL”), including release for unfunded commitments; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.57%
●	Noninterest Income of $75 million; Noninterest Income represented 0.67% of average assets for the second quarter of 2024
●	Efficiency Ratio of 57% and Adjusted Efficiency Ratio (Non-GAAP) of 56%

Balance Sheet

●	Loans increased $567 million, or 7% annualized, led by commercial and industrial and consumer real estate; ending loan to deposit ratio of 90%
●	Deposits decreased $80 million, or 1% annualized
●	Total loan yield of 5.82%, up 0.09% from prior quarter, resulting in a 39% cycle-to-date beta
●	Total deposit cost of 1.80%, up 0.06% from prior quarter, resulting in a 34% cycle-to-date beta
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.4%, 14.4%, 9.7%, and 12.1%, respectively†

Mergers & Acquisitions

●	On May 20, 2024, the Company announced its acquisition of Independent Bank Group, Inc.

Subsequent Events

●	The Board of Directors of the Company increased its quarterly cash dividend on its common stock from $0.52 per share to $0.54 per share; the dividend is payable on August 16, 2024 to shareholders of record as of August 9, 2024

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
INCOME STATEMENT	2024	2024	2023	2023	2023	2024	2023
Interest Income
Loans, including fees (1)	$478,360	$463,688	$459,880	$443,805	$419,355	$942,048	$812,720
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	52,764	53,567	55,555	56,704	58,698	106,331	115,742
Total interest income	531,124	517,255	515,435	500,509	478,053	1,048,379	928,462
Interest Expense
Deposits	165,481	160,162	149,584	133,944	100,787	325,643	156,729
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	15,384	13,157	11,620	11,194	15,523	28,541	28,727
Total interest expense	180,865	173,319	161,204	145,138	116,310	354,184	185,456
Net Interest Income	350,259	343,936	354,231	355,371	361,743	694,195	743,006
Provision for credit losses	3,889	12,686	9,893	32,709	38,389	16,575	71,480
Net Interest Income after Provision for Credit Losses	346,370	331,250	344,338	322,662	323,354	677,620	671,526
Noninterest Income	75,225	71,558	65,489	72,848	77,214	146,783	148,569
Noninterest Expense
Operating expense	242,343	240,923	245,774	238,042	240,818	483,266	471,911
Merger, branch consolidation, severance related and other expense (8)	5,785	4,513	1,778	164	1,808	10,298	11,220
FDIC special assessment	619	3,854	25,691	—	—	4,473	—
Total noninterest expense	248,747	249,290	273,243	238,206	242,626	498,037	483,131
Income before Income Taxes Provision	172,848	153,518	136,584	157,304	157,942	326,366	336,964
Income taxes provision	40,478	38,462	29,793	33,160	34,495	78,940	73,591
Net Income	$132,370	$115,056	$106,791	$124,144	$123,447	$247,426	$263,373

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$132,370	$115,056	$106,791	$124,144	$123,447	$247,426	$263,373
Securities losses (gains), net of tax	—	—	2	—	—	—	(35)
Merger, branch consolidation, severance related and other expense, net of tax (8)	4,430	3,382	1,391	130	1,414	7,812	8,770
FDIC special assessment, net of tax	474	2,888	20,087	—	—	3,362	—
Adjusted Net Income (non-GAAP)	$137,274	$121,326	$128,271	$124,274	$124,861	$258,600	$272,108

Basic earnings per common share	$1.74	$1.51	$1.40	$1.63	$1.62	$3.24	$3.47
Diluted earnings per common share	$1.73	$1.50	$1.39	$1.62	$1.62	$3.23	$3.45
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.80	$1.59	$1.69	$1.63	$1.64	$3.39	$3.58
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.79	$1.58	$1.67	$1.62	$1.63	$3.37	$3.56
Dividends per common share	$0.52	$0.52	$0.52	$0.52	$0.50	$1.04	$1.00
Basic weighted-average common shares outstanding	76,251,401	76,301,411	76,100,187	76,139,170	76,057,977	76,276,406	75,980,638
Diluted weighted-average common shares outstanding	76,607,281	76,660,081	76,634,100	76,571,430	76,417,537	76,629,796	76,394,174
Effective tax rate	23.42%	25.05%	21.81%	21.08%	21.84%	24.19%	21.84%

Performance and Capital Ratios

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2024	2024	2023	2023	2023	2024	2023
PERFORMANCE RATIOS
Return on average assets (annualized)	1.17%	1.03%	0.94%	1.10%	1.11%	1.10%	1.20%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.22%	1.08%	1.13%	1.10%	1.12%	1.15%	1.24%
Return on average common equity (annualized)	9.58%	8.36%	7.99%	9.24%	9.34%	8.97%	10.14%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	9.94%	8.81%	9.60%	9.25%	9.45%	9.38%	10.47%
Return on average tangible common equity (annualized) (non-GAAP) (3)	15.49%	13.63%	13.53%	15.52%	15.81%	14.57%	17.27%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	16.05%	14.35%	16.12%	15.54%	15.98%	15.20%	17.82%
Efficiency ratio (tax equivalent)	57.03%	58.48%	63.43%	54.00%	53.59%	57.75%	52.48%
Adjusted efficiency ratio (non-GAAP) (4)	55.52%	56.47%	56.89%	53.96%	53.18%	55.99%	51.23%
Dividend payout ratio (5)	29.93%	34.42%	37.01%	31.84%	30.75%	32.02%	28.81%
Book value per common share	$74.16	$72.82	$72.78	$68.81	$69.61
Tangible book value per common share (non-GAAP) (3)	$47.90	$46.48	$46.32	$42.26	$42.96

CAPITAL RATIOS
Equity-to-assets	12.4%	12.3%	12.3%	11.6%	11.8%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.4%	8.2%	8.2%	7.5%	7.6%
Tier 1 leverage (6)	9.7%	9.6%	9.4%	9.3%	9.2%
Tier 1 common equity (6)	12.1%	11.9%	11.8%	11.5%	11.3%
Tier 1 risk-based capital (6)	12.1%	11.9%	11.8%	11.5%	11.3%
Total risk-based capital (6)	14.4%	14.4%	14.1%	13.8%	13.5%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
BALANCE SHEET	2024	2024	2023	2023	2023
Assets
Cash and due from banks	$507,425	$478,271	$510,922	$514,917	$552,900
Federal funds sold and interest-earning deposits with banks	609,741	731,186	487,955	814,220	960,849
Cash and cash equivalents	1,117,166	1,209,457	998,877	1,329,137	1,513,749

Trading securities, at fair value	92,161	66,188	31,321	114,154	56,580
Investment securities:
Securities held to maturity	2,348,528	2,446,589	2,487,440	2,533,713	2,585,155
Securities available for sale, at fair value	4,498,264	4,598,400	4,784,388	4,623,618	4,949,334
Other investments	201,516	187,285	192,043	187,152	196,728
Total investment securities	7,048,308	7,232,274	7,463,871	7,344,483	7,731,217
Loans held for sale	100,007	56,553	50,888	27,443	42,951
Loans:
Purchased credit deteriorated	957,255	1,031,283	1,108,813	1,171,543	1,269,983
Purchased non-credit deteriorated	4,253,323	4,534,583	4,796,913	5,064,254	5,275,913
Non-acquired	28,023,986	27,101,444	26,482,763	25,780,875	24,990,889
Less allowance for credit losses	(472,298)	(469,654)	(456,573)	(447,956)	(427,392)
Loans, net	32,762,266	32,197,656	31,931,916	31,568,716	31,109,393
Premises and equipment, net	517,382	512,635	519,197	516,583	518,353
Bank owned life insurance	1,001,998	997,562	991,454	984,881	979,494
Mortgage servicing rights	88,904	87,970	85,164	89,476	87,539
Core deposit and other intangibles	77,389	83,193	88,776	95,094	102,256
Goodwill	1,923,106	1,923,106	1,923,106	1,923,106	1,923,106
Other assets	765,283	778,244	817,454	996,055	875,694
Total assets	$45,493,970	$45,144,838	$44,902,024	$44,989,128	$44,940,332

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$10,374,464	$10,546,410	$10,649,274	$11,158,431	$11,489,483
Interest-bearing	26,723,938	26,632,024	26,399,635	25,776,767	25,252,395
Total deposits	37,098,402	37,178,434	37,048,909	36,935,198	36,741,878
Federal funds purchased and securities
sold under agreements to repurchase	542,403	554,691	489,185	513,304	581,446
Other borrowings	691,719	391,812	491,904	391,997	792,090
Reserve for unfunded commitments	50,248	53,229	56,303	62,347	63,399
Other liabilities	1,460,795	1,419,663	1,282,625	1,855,295	1,471,509
Total liabilities	39,843,567	39,597,829	39,368,926	39,758,141	39,650,322

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	190,489	190,443	190,055	190,043	189,990
Surplus	4,238,192	4,230,345	4,240,413	4,238,753	4,228,910
Retained earnings	1,841,933	1,749,215	1,685,166	1,618,080	1,533,508
Accumulated other comprehensive loss	(620,211)	(622,994)	(582,536)	(815,889)	(662,398)
Total shareholders' equity	5,650,403	5,547,009	5,533,098	5,230,987	5,290,010
Total liabilities and shareholders' equity	$45,493,970	$45,144,838	$44,902,024	$44,989,128	$44,940,332

Common shares issued and outstanding	76,195,723	76,177,163	76,022,039	76,017,366	75,995,979

Net Interest Income and Margin

	Three Months Ended
	Jun. 30, 2024			Mar. 31, 2024			Jun. 30, 2023
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$732,252	$8,248	4.53%	$668,349	$8,254	4.97%	$947,526	$11,858	5.02%
Investment securities	7,226,582	44,516	2.48%	7,465,735	45,313	2.44%	7,994,330	46,840	2.35%
Loans held for sale	63,307	1,018	6.47%	42,872	681	6.39%	36,114	568	6.31%
Total loans held for investment	32,989,521	477,342	5.82%	32,480,220	463,007	5.73%	31,149,866	418,787	5.39%
Total interest-earning assets	41,011,662	531,124	5.21%	40,657,176	517,255	5.12%	40,127,836	478,053	4.78%
Noninterest-earning assets	4,416,072			4,353,987			4,500,288
Total Assets	$45,427,734			$45,011,163			$44,628,124

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$19,653,436	$120,722	2.47%	$19,544,019	$117,292	2.41%	$17,222,660	$65,717	1.53%
Savings deposits	2,504,809	1,830	0.29%	2,589,251	1,818	0.28%	3,031,153	1,951	0.26%
Certificates and other time deposits	4,286,950	42,929	4.03%	4,282,749	41,052	3.86%	4,328,388	33,119	3.07%
Federal funds purchased	270,028	3,621	5.39%	256,506	3,369	5.28%	215,085	2,690	5.02%
Repurchase agreements	270,815	1,362	2.02%	280,674	1,358	1.95%	330,118	845	1.03%
Other borrowings	715,401	10,401	5.85%	563,848	8,430	6.01%	865,770	11,988	5.55%
Total interest-bearing liabilities	27,701,439	180,865	2.63%	27,517,047	173,319	2.53%	25,993,174	116,310	1.79%
Noninterest-bearing liabilities ("Non-IBL")	12,171,825			11,957,565			13,333,253
Shareholders' equity	5,554,470			5,536,551			5,301,697
Total Non-IBL and shareholders' equity	17,726,295			17,494,116			18,634,950
Total Liabilities and Shareholders' Equity	$45,427,734			$45,011,163			$44,628,124
Net Interest Income and Margin (Non-Tax Equivalent)		$350,259	3.43%		$343,936	3.40%		$361,743	3.62%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.44%			3.41%			3.62%
Total Deposit Cost (without Debt and Other Borrowings)			1.80%			1.74%			1.11%
Overall Cost of Funds (including Demand Deposits)			1.90%			1.83%			1.23%

Total Accretion on Acquired Loans (1)		$4,386			$4,287			$5,481
Tax Equivalent ("TE") Adjustment		$631			$528			$698
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $42.7 million as of June 30, 2024.

Noninterest Income and Expense

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(Dollars in thousands)	2024	2024	2023	2023	2023	2024	2023
Noninterest Income:
Fees on deposit accounts	$33,842	$33,145	$33,225	$32,830	$33,101	$66,987	$62,960
Mortgage banking income	5,912	6,169	2,191	2,478	4,354	12,081	8,686
Trust and investment services income	11,091	10,391	10,131	9,556	9,823	21,482	19,760
Securities (losses) gains, net	—	—	(2)	—	—	—	45
Correspondent banking and capital markets income	16,267	14,591	16,081	24,808	27,734	30,858	49,690
Expense on centrally-cleared variation margin	(11,407)	(10,280)	(12,677)	(11,892)	(8,547)	(21,687)	(16,909)
Total correspondent banking and capital markets income	4,860	4,311	3,404	12,916	19,187	9,171	32,781
Bank owned life insurance income	7,372	6,892	6,567	7,039	6,271	14,264	13,084
Other	12,148	10,650	9,973	8,029	4,478	22,798	11,253
Total Noninterest Income	$75,225	$71,558	$65,489	$72,848	$77,214	$146,783	$148,569

Noninterest Expense:
Salaries and employee benefits	$151,435	$150,453	$145,850	$146,146	$147,342	$301,888	$291,402
Occupancy expense	22,453	22,577	22,715	22,251	22,196	45,030	43,729
Information services expense	23,144	22,353	22,000	21,428	21,119	45,497	41,044
OREO and loan related expense (income)	1,307	606	948	613	(14)	1,913	155
Business development and staff related	6,220	5,799	7,492	5,995	6,672	12,019	12,629
Amortization of intangibles	5,744	5,998	6,615	6,616	7,028	11,742	14,327
Professional fees	3,906	3,115	7,025	3,456	4,364	7,021	8,066
Supplies and printing expense	2,526	2,540	2,761	2,623	2,554	5,066	5,194
FDIC assessment and other regulatory charges	7,771	8,534	8,325	8,632	9,819	16,305	16,113
Advertising and marketing	2,594	1,984	2,826	3,009	1,521	4,578	3,639
Other operating expenses	15,243	16,964	19,217	17,273	18,217	32,207	35,613
Merger, branch consolidation, severance related and other expense (8)	5,785	4,513	1,778	164	1,808	10,298	11,220
FDIC special assessment	619	3,854	25,691	—	—	4,473	—
Total Noninterest Expense	$248,747	$249,290	$273,243	$238,206	$242,626	$498,037	$483,131

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
LOAN PORTFOLIO (7)	2024	2024	2023	2023	2023
Construction and land development * †	$2,592,307	$2,437,343	$2,923,514	$2,776,241	$2,817,125
Investor commercial real estate*	9,731,773	9,752,529	9,227,968	9,372,683	9,187,948
Commercial owner occupied real estate	5,522,978	5,511,855	5,497,671	5,539,097	5,585,951
Commercial and industrial	5,769,838	5,544,131	5,504,539	5,458,229	5,378,294
Consumer real estate *	8,440,724	8,223,066	7,993,450	7,608,145	7,275,495
Consumer/other	1,176,944	1,198,386	1,241,347	1,262,277	1,291,972
Total Loans	$33,234,564	$32,667,310	$32,388,489	$32,016,672	$31,536,785

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $544.2 million, $623.9 million, $715.5 million, $863.1 million, and $928.4 million for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively.

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
DEPOSITS	2024	2024	2023	2023	2023
Noninterest-bearing checking	$10,374,464	$10,546,410	$10,649,274	$11,158,431	$11,489,483
Interest-bearing checking	7,547,406	7,898,835	7,978,799	7,806,243	8,185,609
Savings	2,475,130	2,557,203	2,632,212	2,760,166	2,931,320
Money market	12,122,336	11,895,385	11,538,671	10,756,431	9,710,032
Time deposits	4,579,066	4,280,601	4,249,953	4,453,927	4,425,434
Total Deposits	$37,098,402	$37,178,434	$37,048,909	$36,935,198	$36,741,878

Core Deposits (excludes Time Deposits)	$32,519,336	$32,897,833	$32,798,956	$32,481,271	$32,316,444

Asset Quality

	Ending Balance
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2024	2024	2023	2023	2023
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$110,774	$106,189	$110,467	$105,856	$104,772
Accruing loans past due 90 days or more	5,843	2,497	11,305	783	3,620
Non-acquired OREO and other nonperforming assets	2,876	1,589	711	449	227
Total non-acquired nonperforming assets	119,493	110,275	122,483	107,088	108,619
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	78,287	63,451	59,755	57,464	60,734
Accruing loans past due 90 days or more	916	135	1,174	1,821	571
Acquired OREO and other nonperforming assets	598	655	712	378	981
Total acquired nonperforming assets	79,801	64,241	61,641	59,663	62,286
Total nonperforming assets	$199,294	$174,516	$184,124	$166,751	$170,905

	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2024	2024	2023	2023	2023
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.42%	1.44%	1.41%	1.40%	1.36%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.57%	1.60%	1.58%	1.59%	1.56%
Allowance for credit losses as a percentage of nonperforming loans	241.19%	272.62%	249.90%	269.98%	251.86%
Net charge-offs as a percentage of average loans (annualized)	0.05%	0.03%	0.09%	0.16%	0.04%
Total nonperforming assets as a percentage of total assets	0.44%	0.39%	0.41%	0.37%	0.38%
Nonperforming loans as a percentage of period end loans	0.59%	0.53%	0.56%	0.52%	0.54%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the second quarter of 2024:

	Allowance for Credit Losses ("ACL and UFC")
(Dollars in thousands)	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 3/31/2024	$439,188	$30,466	$469,654	$53,229
Charge offs	(5,422)	—	(5,422)	—
Acquired charge offs	(910)	(2,258)	(3,168)	—
Recoveries	2,779	—	2,779	—
Acquired recoveries	632	954	1,586	—
Provision (recovery) for credit losses	11,361	(4,492)	6,869	(2,981)
Ending balance 6/30/2024	$447,628	$24,670	$472,298	$50,248

Period end loans	$32,277,309	$957,255	$33,234,564	N/A
Allowance for Credit Losses to Loans	1.39%	2.58%	1.42%	N/A
Unfunded commitments (off balance sheet) *				$7,917,682
Reserve to unfunded commitments (off balance sheet)				0.63%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its second quarter results at 9:00 a.m. Eastern Time on July 25, 2024.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of July 25, 2024 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
Net income (GAAP)	$132,370	$115,056	$106,791	$124,144	$123,447
Provision for credit losses	3,889	12,686	9,893	32,709	38,389
Tax provision	40,478	38,462	29,793	33,160	34,495
Merger, branch consolidation, severance related and other expense (8)	5,785	4,513	1,778	164	1,808
FDIC special assessment	619	3,854	25,691	—	—
Securities losses	—	—	2	—	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$183,141	$174,571	$173,948	$190,177	$198,139

Average asset balance (GAAP)	$45,427,734	$45,011,163	$45,037,632	$44,841,319	$44,628,124
PPNR ROAA	1.62%	1.56%	1.53%	1.68%	1.78%

Diluted weighted-average common shares outstanding	76,607	76,660	76,634	76,571	76,418
PPNR per weighted-average common shares outstanding	$2.39	$2.28	$2.27	$2.48	$2.59

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023
Net interest income (GAAP)	$350,259	$343,936	$354,231	$355,371	$361,743
Less:
Total accretion on acquired loans	4,386	4,287	3,870	4,053	5,481
Core net interest income (Non-GAAP)	$345,873	$339,649	$350,361	$351,318	$356,262

NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)
Net interest income (GAAP)	$350,259	$343,936	$354,231	$355,371	$361,743
Total average interest-earning assets	41,011,662	40,657,176	40,465,377	40,376,380	40,127,836
NIM, non-tax equivalent	3.43%	3.40%	3.47%	3.49%	3.62%

Tax equivalent adjustment (included in NIM, TE)	631	528	659	646	698
Net interest income, tax equivalent (Non-GAAP)	$350,890	$344,464	$354,890	$356,017	$362,441
NIM, TE (Non-GAAP)	3.44%	3.41%	3.48%	3.50%	3.62%

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2024	2024	2023	2023	2023	2024	2023
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$132,370	$115,056	$106,791	$124,144	$123,447	$247,426	$263,373
Securities losses (gains), net of tax	—	—	2	—	—	—	(35)
Merger, branch consolidation, severance related and other expense, net of tax (8)	4,430	3,382	1,391	130	1,414	7,812	8,770
FDIC special assessment, net of tax	474	2,888	20,087	—	—	3,362	—
Adjusted net income (non-GAAP)	$137,274	$121,326	$128,271	$124,274	$124,861	$258,600	$272,108

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.74	$1.51	$1.40	$1.63	$1.62	$3.24	$3.47
Effect to adjust for securities losses (gains), net of tax	—	—	0.00	—	—	—	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.05	0.04	0.03	0.00	0.02	0.11	0.12
Effect to adjust for FDIC special assessment, net of tax	0.01	0.04	0.26	—	—	0.04	—
Adjusted net income per common share - Basic (non-GAAP)	$1.80	$1.59	$1.69	$1.63	$1.64	$3.39	$3.58

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.73	$1.50	$1.39	$1.62	$1.62	$3.23	$3.45
Effect to adjust for securities losses (gains), net of tax	—	—	0.00	—	—	—	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.05	0.04	0.02	0.00	0.01	0.10	0.11
Effect to adjust for FDIC special assessment, net of tax	0.01	0.04	0.26	—	—	0.04	—
Adjusted net income per common share - Diluted (non-GAAP)	$1.79	$1.58	$1.67	$1.62	$1.63	$3.37	$3.56

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	1.17%	1.03%	0.94%	1.10%	1.11%	1.10%	1.20%
Effect to adjust for securities losses (gains), net of tax	—%	—%	0.00%	—%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.05%	0.02%	0.01%	0.00%	0.01%	0.04%	0.04%
Effect to adjust for FDIC special assessment, net of tax	0.00%	0.03%	0.18%	—%	—%	0.01%	—%
Adjusted return on average assets (non-GAAP)	1.22%	1.08%	1.13%	1.10%	1.12%	1.15%	1.24%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	9.58%	8.36%	7.99%	9.24%	9.34%	8.97%	10.14%
Effect to adjust for securities losses (gains), net of tax	—%	—%	0.00%	—%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.33%	0.24%	0.11%	0.01%	0.11%	0.29%	0.33%
Effect to adjust for FDIC special assessment, net of tax	0.03%	0.21%	1.50%	—%	—%	0.12%	—%
Adjusted return on average common equity (non-GAAP)	9.94%	8.81%	9.60%	9.25%	9.45%	9.38%	10.47%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	9.58%	8.36%	7.99%	9.24%	9.34%	8.97%	10.14%
Effect to adjust for intangible assets	5.91%	5.27%	5.54%	6.28%	6.47%	5.60%	7.13%
Return on average tangible equity (non-GAAP)	15.49%	13.63%	13.53%	15.52%	15.81%	14.57%	17.27%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	9.58%	8.36%	7.99%	9.24%	9.34%	8.97%	10.14%
Effect to adjust for securities losses (gains), net of tax	—%	—%	0.00%	—%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.32%	0.25%	0.10%	0.01%	0.11%	0.28%	0.33%
Effect to adjust for FDIC special assessment, net of tax	0.03%	0.21%	1.50%	—%	—%	0.12%	—%
Effect to adjust for intangible assets, net of tax	6.12%	5.53%	6.53%	6.29%	6.53%	5.83%	7.35%
Adjusted return on average common tangible equity (non-GAAP)	16.05%	14.35%	16.12%	15.54%	15.98%	15.20%	17.82%

Adjusted Efficiency Ratio (4)
Efficiency ratio	57.03%	58.48%	63.43%	54.00%	53.59%	57.75%	52.48%
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	(1.36)%	(1.08)%	(0.43)%	(0.04)%	(0.41)%	(1.23)%	(1.25)%
Effect to adjust for FDIC special assessment	(0.15)%	(0.93)%	(6.11)%	—%	—%	(0.53)%	—%
Adjusted efficiency ratio	55.52%	56.47%	56.89%	53.96%	53.18%	55.99%	51.23%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$74.16	$72.82	$72.78	$68.81	$69.61
Effect to adjust for intangible assets	(26.26)	(26.34)	(26.46)	(26.55)	(26.65)
Tangible book value per common share (non-GAAP)	$47.90	$46.48	$46.32	$42.26	$42.96

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	12.42%	12.29%	12.32%	11.63%	11.77%
Effect to adjust for intangible assets	(4.03)%	(4.08)%	(4.11)%	(4.15)%	(4.16)%
Tangible equity-to-tangible assets (non-GAAP)	8.39%	8.21%	8.21%	7.48%	7.61%

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $4.4 million, $4.3 million, $3.9 million, $4.1 million, and $5.5 million during the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and $8.7 million and $12.9 million during the six months ended June 30, 2024 and 2023, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $5.8 million, $4.5 million, $1.8 million, $164,000, and $1.8 million for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and $10.3 million and $11.2 million for the six months ended June 30, 2024 and 2023, respectively; (b) pre-tax net securities losses of $(2,000) for the quarters ended December 31, 2023, and $45,000 for the six months ended June 30, 2023; and (c) pre-tax FDIC special assessment of $619,000, $3.9 million and $25.7 million for the quarters ended June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $4.5 million for the six months ended June 30, 2024.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation, severance related and other expense, FDIC special assessment and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $5.7 million, $6.0 million, $6.6 million, $6.6 million, and $7.0 million for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and $11.7 million and $14.3 million for the six months ended June 30, 2024 and 2023, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	June 30, 2024 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.
(8)	Includes pre-tax cyber incident costs of $3.5 million and $4.4 million for the quarters ended June 30, 2024 and March 31, 2024, respectively, and $7.9 million for the six months ended June 30, 2024.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent Bank Group, Inc.’s (“IBTX”), SouthState Corporation’s (“SouthState”) or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in IBTX’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, IBTX’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, IBTX’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on IBTX’s, SouthState’s or the combined company’s operations, results of operations and financial condition, IBTX’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that IBTX and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding IBTX’s, SouthState’s and the combined company’s business, the economy and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of IBTX and SouthState. IBTX’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect IBTX’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in IBTX’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and SouthState providing for the acquisition of IBTX by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against IBTX or SouthState; (3) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which IBTX and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of IBTX’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or IBTX; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of IBTX and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause IBTX’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm IBTX’s, SouthState’s or the combined company’s results.

IBTX and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by IBTX and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by IBTX or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. IBTX and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. IBTX and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, IBTX and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, IBTX and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

If IBTX or SouthState update one or more forward-looking statements, no inference should be drawn that IBTX or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding IBTX, SouthState and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC.